Exhibit 1 to Registration
                                                  Statement on Form 8-K
                                                  -------------------------



                    AMENDMENT NO. 2 TO RIGHTS AGREEMENT
                    -----------------------------------


          AMENDMENT NO. 2, dated as of April 23, 1996, to the Rights Agreement dated as of June 26, 1986, as amended by Amendment No. 1 thereto dated as of May 11, 1989 (as so amended, the "Rights Agreement"), between CARPENTER TECHNOLOGY CORPORATION, a Delaware corporation (the "Company") and FIRST CHICAGO TRUST COMPANY OF NEW YORK, successor to Morgan Guaranty Trust Company of New York, as Rights Agent (the "Rights Agent").

          WHEREAS, the Company and the Rights Agent desire further to amend the Rights Agreement in accordance with Section
26 thereof;

          NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, and INTENDING TO BE LEGALLY BOUND HEREBY, the parties hereby agree as follows:

          1.        Amendments to Rights Agreement.  The
               following Sections of the Rights Agreement are hereby amended in the respects hereinafter set forth:

                         (a)  Section 1(c)(iii) is hereby
                              amended by inserting at the end of
                              such Section the following:

                    "; and provided, further, that
          nothing herein shall cause a person who is an institutional investor of the type eligible to report securities ownership on Schedule
          13G pursuant to Rule 13d-1(b) under the
          Exchange Act to be the "Beneficial Owner" of, or to "beneficially own", any securities the ownership of which is required to be reported on Schedule 13G (or on Schedule 13D if such person does not state any intention, or reserve the right, to change or influence control of the Company), and if upon the Company's request such person certifies that it became an Acquiring Person inadvertently or without knowledge of the terms of the Rights or the Rights Agreement and such person further undertakes and agrees not to acquire any additional Common Shares."

                         (b)      Section 3(c) is hereby amended
                              by adding immediately after the
                              words "May 11, 1989" in the
                              description of the legend the
                              following:

                    "and as of April 23, 1996"

                         (c)          Section 7(a) is hereby
                                   amended by substituting "2006"
                                   for "1996" in clause (i)
                                   thereof.

                         (d)      Section 7(b) is hereby amended
                              by substituting $145 for "$90"
                              [previously adjusted to $45] in the
                              third line thereof.

                         (e)       Section 11(n) is hereby
                              amended by adding after the phrase
                              "assets or earning power" as it
                              appears twice therein the
                              following:

                    "or cash flow potential"

                         (f)      Section 13(a) is hereby
                              amended by adding in clause (z)
                              thereof after the phrase "assets or
                              earning power" as it appears twice
                              therein the words:

                    "or cash flow potential"

                         (g)          Section 29 is hereby
                                   amended by inserting at the
                                   end of such section the
                                   following:

                    "provided, however, that
          notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

          Without limiting the foregoing, if any
          provision requiring a majority of the Board of Directors of the Company to be Continuing Directors to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board of Directors of the Company in accordance with applicable law and the Company's Certificate of Incorporation and By-Laws."

          2. Amendment to Rights Certificate. The first two pages of the form of Rights Certificate attached as Exhibit A to the Rights Agreement are amended to read in their entirety as set forth in Annex 1 hereto.

          3.      References to Agreement.  The term
               "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

          4. Reaffirmation of Agreement. This Amendment shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

          5. Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunder affixed, all as of the day and year first above written.

Attest:                       CARPENTER TECHNOLOGY CORPORATION


s/John R. Welty               By: s/Robert W. Cardy
- ---------------------             ----------------------------
  John R. Welty                     Robert W. Cardy
  Secretary                         Chairman, President &
                                      Chief Executive Officer


Attest:                       FIRST CHICAGO TRUST COMPANY
                               OF NEW YORK


s/Craig F. Broomfield         By: s/Charles D. Keryc
- ----------------------------     ------------------------------
  Craig F. Broomfield               Charles D. Keryc
  Assistant - Vice President        Vice President

                                  ANNEX 1
                                  -------

                                                                  EXHIBIT A
                                                        ---------

                        [Form of Right Certificate]


Certificate No. R-                                            ______ Rights


          NOT EXERCISABLE AFTER JUNE 26, 2006 OR
          EARLIER IF NOTICE OF REDEMPTION IS GIVEN.
          THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE
          OPTION OF THE COMPANY, AT $.025 PER RIGHT ON
          THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.
          UNDER CERTAIN CIRCUMSTANCES, RIGHTS
          BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR
          AN ADVERSE PERSON (AS SUCH TERMS ARE DEFINED
          IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT
          HOLDER MAY BECOME NULL AND VOID.  [THE RIGHTS
          REPRESENTED BY THIS CERTIFICATE WERE
          BENEFICIALLY OWNED BY A PERSON WHO WAS OR
          BECAME AN [ACQUIRING] [ADVERSE] PERSON OR AN
          ASSOCIATE OR AFFILIATE OF AN [ACQUIRING]
          [ADVERSE] PERSON.  THIS RIGHT CERTIFICATE AND
          THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID
          IN THE CIRCUMSTANCES SPECIFIED IN SECTION
          7(e) OF THE RIGHTS AGREEMENT.]*














____________________
* The portion of the legend in brackets shall be inserted only if applicable.

                             Right Certificate

                     CARPENTER TECHNOLOGY CORPORATION


          This certifies that                         , or
registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of June 26, 1986, as amended (the "Rights Agreement") between Carpenter Technology Corporation, a Delaware Corporation (the "Company"), and First Chicago Trust Company of New York, successor to Morgan Guaranty Trust Company of New York (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on June 26, 2006, at the principal office of the Rights Agent, or its successors as Rights Agent, in New York, New York, one fully paid, nonassessable share of the Common Stock (the "Common Shares") of the Company, at a purchase price of $145 per share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of Common Shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of April 23, 1996, based on the Common Shares as constituted at such date.

          Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by
(i) an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Adverse Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.